UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2020

 Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001752594

CSAIL 2018-C14 Commercial Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001654060

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001628601

Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001542256

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001624053

Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001654834

Rialto Real Estate Fund III – Debt, LP
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

New York	333-207361-10	38-4096484 38-4096485 38-7206262
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 538-1807

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

Effective May 6, 2020 and pursuant to Section 7.01 of the pooling and servicing agreement, dated as of April 1, 2018, relating to the CSAIL 2018-CX11 Commercial Mortgage Trust and filed as Exhibit 4.5 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on November 29, 2018 (the “CSAIL 2018-CX11 PSA”), out of which the Hilton Clearwater Beach Mortgage Loan (approximately 1.3% of the initial principal balance of the mortgage pool) is being serviced, LNR Partners, LLC was removed as special servicer and Argentic Services Company LP (“ASC”) was appointed as the successor special servicer.

Also effective May 6, 2020 and pursuant to Section 7.01 of the pooling and servicing agreement, dated as of December 1, 2018, relating to the Wells Fargo Commercial Mortgage Trust 2018-C48 and filed as Exhibit 4.2 to the Form 8-K/A filed by the Issuing Entity with the Securities and Exchange Commission on February 11, 2019 (the “WFCM 2018-C48 PSA”), out of which the Sheraton Grand Nashville Downtown Mortgage Loan (approximately 3.9% of the initial principal balance of the mortgage pool) is being serviced, LNR Partners, LLC was removed as special servicer and ASC was appointed as the successor special servicer.

Argentic Services Company LP

Capitalized terms used in this section without definition have the meanings assigned to them in the pooling and servicing agreement, dated as of November 1, 2018 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer

The Sheraton Grand Nashville Downtown Whole Loan is serviced and administered pursuant to the WFCM 2018-C48 PSA. The related Non-Serviced Whole Loan Controlling Holder is appointing Argentic Services Company LP, a Delaware limited partnership (“ASC”), to replace LNR Partners, LLC as special servicer under the WFCM 2018-C48 PSA.

The Hilton Clearwater Beach Resort & Spa Whole Loan is serviced and administered pursuant to the CSAIL 2018-CX11 PSA. The related Non-Serviced Whole Loan Controlling Holder is appointing ASC, to replace LNR Partners, LLC as special servicer under the CSAIL 2018-CX11 PSA.

ASC will act as (i) the Non-Serviced Special Servicer (in such capacity, the “WFCM 2018-C48 Special Servicer”) for the Sheraton Grand Nashville Downtown Whole Loan and in such capacity will be responsible for the servicing and administration of such Whole Loan if it is to be specially serviced and the servicing and administration of any related REO Property acquired, in each case pursuant to the terms of the WFCM 2018-C48 PSA and (ii) the Non-Serviced Special Servicer (in such capacity, the “CSAIL 2018-CX11 Special Servicer”) for the Hilton Clearwater Beach Resort & Spa Whole Loan and in such capacity will be responsible for the servicing and administration of such Whole Loan if it is to be specially serviced and the servicing and administration of any related REO Property acquired, in each case pursuant to the terms of the CSAIL 2018-CX11 PSA. ASC maintains its principal servicing office at 500 North Central Expressway, Suite 261, Plano, Texas 75074 and its telephone number is 469-609-2000.

ASC became approved as a commercial mortgage-based securities special servicer by Fitch on March 26, 2020 and currently has a special servicer rating of “CSS3+” by Fitch. ASC is rated “Average” by S&P as a special servicer.

ASC, formed in 2019, began operations in early 2020 and is a limited partnership ultimately controlled by and majority owned by funds managed by Elliott Management Corporation and its affiliates (“EMC”). As of December 31, 2019, EMC manages approximately $40 billion in assets. Certain key employees of ASC and Argentic Investment Management LLC (“AIM”) retain a minority stake in ASC ownership. In addition to being affiliates of EMC and AIM, ASC is an affiliate of (i) Argentic Real Estate Finance LLC, a Mortgage Loan Seller, Sponsor and originator and (ii) Argentic Securities Income USA LLC, the Non-Serviced Whole Loan Controlling Holder which is appointing ASC as WFCM 2018-C48 Special Servicer and CSAIL 2018-CX11 Special Servicer.

As of March 31, 2020, ASC has eight employees responsible for special servicing of commercial mortgage loans and expects to add more personnel as its portfolio grows and the volume of loan defaults increases. The four senior managers at ASC average 32 years of industry experience. ASC will be appointed as special servicer for 19 securitized pools (17 commercial mortgage-backed securities pools and 2 collateralized loan obligation pools) on or before May 6, 2020, which will make it the named special servicer for approximately 905 loans with an unpaid balance of approximately $13.5 billion as of March 31, 2020. As of March 31, 2020, three of those loans (having an approximate unpaid balance of $21.4 million) are expected to be actively specially serviced upon the appointment of ASC.  ASC expects, pursuant to a contractual arrangement with LNR Partners, LLC, to become the named special servicer for an additional six mortgage loans with an unpaid principal balance (as of March 31, 2020) of approximately $241.1 million no later than June 1, 2020.

ASC uses a cloud hosted, web browser interface, special servicing and asset management system as its system of record (“RealINSIGHT”). RealINSIGHT is a full-function loan and real estate underwriting, asset management, data and document repository, credit surveillance and reporting system that supports the start-to-finish, life cycle management of performing and distressed asset portfolios, special servicing and risk management. RealINSIGHT with its enhanced features for managing servicing, risk and compliance processes has the following features: various communication mechanisms (alerts, messages, notifications), standard action and resolution reports/templates (including business plans and consent memoranda), industry standard reports (including the industry standard special servicing loan and property data files and liquidation templates), the ability to build custom reports and models including dashboards and analytics, structured guidance to build workflows and action plans, recordkeeping modules for document, vendor management, and geographic mapping.

ASC has developed its own watchlist and surveillance reports to monitor monthly CREFC® IRP reports produced by the master servicer in comparison to ASC’s internal reports using RealINSIGHT to identify degradation of performance or other potential transfer events. Although ASC’s internal watchlist criteria overlaps with CREFC®’s portfolio review guidelines in some instances, ASC’s criteria are more conservative and broader in order to not overcomplicate or restrict any watchlist determinations. ASC will revise and enhance its watchlist criteria as necessary to ensure “early detection” of potential collateral or borrower issues.

ASC has entered into a shared services agreement with AIM wherein AIM provides certain non-servicing support functions and non-personnel services to ASC. These areas of support include legal, finance, human resource services and information technology. As required, ASC will engage vendors for third party services pertaining to, among other things, (i) the preparation of appraisals, inspections, surveys, title updates or policies, and environmental and property condition reports, and (ii) actions and decisions for legal issues, property management, listing, leasing, brokerage, tax appeal, REO insurance and operating information analysis.

ASC formally reviews its policies and procedures (including templates and exhibits) on an annual basis, and also adopts interim changes as necessary: (i) to the extent required by applicable law or regulation; (ii) to maintain current industry best practices based on ASC’s participation in various industry associations and its external communications with clients and other constituents; and (iii) to address material changes to its business or the overall business environment that it believes warrant a change to its policies and procedures. Additionally, ASC has a documented disaster recovery and business continuity plan. ASC does not have a stand-alone internal audit department. ASC will engage a qualified independent public accounting firm that is registered with the PCAOB, and co-source internal audit functions.

ASC, in its role as a special servicer, does not establish any bank accounts except for REO bank accounts as required pursuant to the transaction documents. All such accounts will be established at financial institutions meeting the requirements of the related transaction documents. Funds in such accounts will not be commingled.

In its capacities as WFCM 2018-C48 Special Servicer and CSAIL 2018-CX11 Special Servicer, ASC will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans, but  may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans or otherwise. To the extent that ASC has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard.

ASC expects from time-to-time to be a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of its business. ASC does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the WFCM 2018-C48 PSA or the CSAIL 2018-CX11 PSA. There are currently no proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against ASC or of which any of its property is the subject, which are material to the certificateholders.

ASC may enter into one or more arrangements with the applicable Non-Serviced Whole Loan Controlling Holder, holders of certificates of the applicable controlling class under the WFCM 2018-C48 PSA and/or the CSAIL 2018-CX11 PSA or any person with the right to appoint or remove and replace the WFCM 2018-C48 Special Servicer and/or the CSAIL 2018-CX11 Special Servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicing compensation in consideration of, among other things, ASC’s appointment as WFCM 2018-C48 Special Servicer under the WFCM 2018-C48 PSA and any related intercreditor agreement and limitations on such person’s right to replace the WFCM 2018-C48 Special Servicer and ASC’s Appointment as CSAIL 2018-CX11 Special Servicer under the CSAIL 2018-CX11 PSA and any related intercreditor agreement and limitations on such person’s right to replace the CSAIL 2018-CX11 Special Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)
Date: May 6, 2020
	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and CEO